                                                                    Exhibit 25.1


   --------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                     --------------------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

--------------------------------------------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
            A TRUSTEE PURSUANT TO SECTION 305(b)(2)----------------

      --------------------------------------------------------------------

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

New York                                                              13-4994650
(State of incorporation if not a national bank)                 (I.R.S. employer
                                                             identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive office)                               (Zip Code)


                               William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                               Tel: (212)270-2611
           (Name, address and telephone number of agent for service)

               --------------------------------------------------

                        Citizens Communications Company
              (Exact name of obligor as specified in its Charter)

Delaware                                                         06-0619596
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

3 High Ridge Park
Stamford, Connecticut                                                 06905
(Address of principal executive offices)                              (Zip Code)




                             Senior Debt Securities
              ----------------------------------------------------
                      (Title of the Indenture Securities)

                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany, New York 12223.

            Board of Governors of the Federal Reserve System, 20th and C Street NW, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, 550 Seventeenth Street, Washington, D.C., 20429.

        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.


        None.

Item 16. List of Exhibits

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-l filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8. Not applicable.

         9. Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and the state of New York on the 4th day of May, 2001.

                                        THE CHASE MANHATTAN BANK

                                        By /s/ James D. Heaney
                                           -------------------------------------
                                            James D. Heaney, Vice President

                             Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue. New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                 at the close of business December 31, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts
                                   ASSETS                            In Millions

     Cash and balances due from depository institutions:
        Noninterest-bearing balances and
        currency and coin ..............................               $ 22,648
        Interest-bearing balances ......................                  6,608
     Securities:
     Held to maturity securities .......................                    556
     Available for sale securities .....................                 66,556
     Federal funds sold and securities purchased under
        agreements to resell ...........................                 35,508
     Loans and lease financing receivables:
        Loans and leases, net of unearned income  $158,034
        Less: Allowance for loan and lease losses    2,399
        Less: Allocated transfer risk reserve ...        0
                                                  --------
        Loans and leases, net of unearned income,
        allowance, and reserve .........................                155,635
     Trading Assets ....................................                 59,802
     Premises and fixed assets (including capitalized
        leases) ........................................                  4,398
     Other real estate owned ...........................                     20
     Investments in unconsolidated subsidiaries and
        associated companies ...........................                    338
     Customers' liability to this bank on acceptances
        outstanding ....................................                    367
     Intangible assets .................................                  4,794
     Other assets ......................................                 19,886
                                                                       --------
     TOTAL ASSETS ..........................................           $377,116
        =========

                                  LIABILITIES
     Deposits
         In domestic offices ...............................           $132,165
         Noninterest-bearing.....................$  54,608
         Interest-bearing .......................   77,557
         In foreign offices, Edge and Agreement
         subsidiaries and IBFs .............................            106,670
     Noninterest-bearing ....................... $   6,059
         Interest-bearing ......................   100,611

     Federal funds purchased and securities sold under agree-
     ments to repurchase............................ .......             45,967
     Demand notes issued to the U.S. Treasury ..............                500
     Trading liabilities ...................................             41,384
     Other borrowed money (includes mortgage indebtedness
         and obligations under capitalized leases):
         With a remaining maturity of one year or less .....              6,722
         With a remaining maturity of more than one year
             through three years ...........................                  0
        With a remaining maturity of more than three years .                276
     Bank's liability on acceptances executed and outstanding               367
     Subordinated notes and debentures .....................              6,349
     Other liabilities .....................................             14,515

     TOTAL LIABILITIES .....................................            354,915

                                 EQUITY CAPITAL

     Perpetual preferred stock and related surplus                            0
     Common stock...........................................              1,211
     Surplus (exclude all surplus related to preferred stock)            12,614
     Undivided profits and capital reserves ................              8,658
     Net unrealized holding gains (losses)
     on available-for-sale securities ......................               (298)
     Accumulated net gains (losses) on cash flow hedges ....                  0
     Cumulative foreign currency translation adjustments ...                 16
     TOTAL EQUITY CAPITAL ..................................             22,201

                                                                       --------
     TOTAL LIABILITIES AND EQUITY CAPITAL ......................       $377,116
                                                                      =========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                      JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                      WILLIAM B. HARRISON, JR. )
                                      HANS W. BECHERER         )DIRECTORS
                                      H. LAURANCE FULLER       )